                                                                      EXHIBIT 23


                         INDEPENDENT AUDITORS' CONSENT



To the Board of Directors of
    SRS Labs, Inc.




         We consent to the incorporation by reference in the registration statements (Nos. 333-18981, 333-18983, 333-18985, 333-18987, and 333-18989) on
Form S-8 of SRS Labs, Inc. (the "Company") of our report dated January 31, 1997, appearing in the Company's annual report on Form 10-KSB for the year ended December 31, 1996.





/s/ DELOITTE & TOUCHE LLP
March 28, 1997
Costa Mesa, California